UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2017 (April 27, 2017)

NorthWestern Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-10499 (Commission File Number)	46-0172280 (IRS Employer Identification No.)
3010 W. 69th Street Sioux Falls, South Dakota (Address of principal executive offices)		57108 (Zip Code)
(605) 978-2900 (Registrant's telephone number, including area code)

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

On April 27, 2017, NorthWestern Corporation d/b/a NorthWestern Energy (NYSE: NWE) (the “Company”), held its Annual Meeting of Stockholders (the “Annual Meeting”) in Huron, South Dakota. At the Annual Meeting, 43,472,436 shares of common stock, par value $.01, were present in person or by proxies. This represented over 89 percent of the 48,335,246 shares of common stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, the stockholders:

•	Elected all nine of the directors nominated by the Board of Directors;

•	Ratified the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm;

•	Approved, on an advisory basis, the compensation of the Company's named executive officers, as described in the Company's Proxy Statement; and

•	Indicated a preference, on an advisory basis, to hold future advisory votes on executive compensation every year.
Set forth below are the final voting results on each such matter.
1. Election of Directors. The Board of Directors of the Company nominated eight persons for election as directors of the Company, each to hold office for a one-year term expiring at the 2018 annual meeting of stockholders and until his or her successor is duly elected and qualified. Each nominee was an incumbent director, and no other person was nominated. The votes cast for or withheld with respect to each nominee were as follows:

			Broker
Name of Director	For	Withheld	Non-Votes
Stephen P. Adik	40,955,695	332,891	2,183,850
Anthony T. Clark	41,201,912	86,674	2,183,850
E. Linn Draper Jr.	41,146,589	141,997	2,183,850
Dana J. Dykhouse	41,190,507	98,079	2,183,850
Jan R. Horsfall	41,183,568	105,018	2,183,850
Britt E. Ide	41,199,833	88,753	2,183,850
Julia L. Johnson	40,854,223	434,363	2,183,850
Robert C. Rowe	41,159,637	128,949	2,183,850
Linda G. Sullivan	41,203,459	85,127	2,183,850
2. Ratification of Independent Registered Public Accounting Firm. The votes cast with respect to the ratification of Deloitte & Touche LLP as our independent registered accounting firm were as follows:

For	Against	Abstain
43,059,507	386,390	26,539
3. Advisory Vote on Executive Compensation. The votes cast with respect to the advisory vote to approve named executive officer compensation were as follows:

			Broker
For	Against	Abstain	Non-Votes
40,944,168	265,626	78,792	2,183,850

4. Advisory Vote on Frequency of Advisory Votes on Executive Compensation. The votes cast with respect to this matter were as follows:

				Broker
Every Year	Every 2 Years	Every 3 Years	Abstain	Non-Votes
32,062,937	20,230	9,135,789	69,630	2,183,850
Consistent with a majority of the votes cast with respect to this proposal, the Company’s Board of Directors has determined that the Company will hold an annual advisory vote on executive compensation until the next required vote on the frequency of future stockholder votes on executive compensation, as required pursuant to Section 14A of the Securities and Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder. Under these existing rules and regulations, the Company will hold the next frequency vote in connection with its 2023 annual meeting of stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHWESTERN CORPORATION

By:	/s/ Timothy P. Olson
Timothy P. Olson
Corporate Secretary

Date: May 2, 2017